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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            JUNE 4, 1997
                                                  ------------------------------


                          THE LESLIE FAY COMPANY, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                          1-9196                     13-3197085
---------------               ---------------------          ----------------
(STATE OR OTHER               (COMMISSION FILE NO.)          (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


            1412 BROADWAY
          NEW YORK, NEW YORK                                       10018
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (212) 221-4000
                                                            --------------



                         THE LESLIE FAY COMPANIES, INC.
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          (Former Name or Former Address, If Changed Since Last Report)



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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES


                                   FORM 8 - K



ITEM 2.   ACQUISITION OR DISPOSITION:

           On June 4, 1997, as provided for in the Plan of Reorganization (the "Plan") for the Registrant and its subsidiaries, the Registrant spun-off the assets and liabilities of its Sassco Fashions Division to Sassco Fashions, Ltd. ("Sassco"), which anticipates changing its name to Kasper ASL, Ltd. as soon as practical. The assets and liabilities of Sassco included cash, accounts receivable, inventory, property, plant and equipment, other assets (including the trade name Albert Nipon), accounts payable, accrued expenses and other liabilities related to the Sassco Division. In addition, the Registrant transferred to Sassco its 100% equity interest in several subsidiaries associated with its Sassco Fashions Division. As provided in the Plan, the shareholders of Sassco are the creditors of the Registrant, who also will be issued the shares of the reorganized Registrant.

           The gain on the disposition of the assets and liabilities of the Sassco Division is a taxable event and a substantial portion of the net operating loss carryforward available to the Registrant will be utilized to offset a significant portion of the taxes recognized on the transaction.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP:

           On June 4, 1997, the Plan was consummated by 1) assigning the equity interest in both the Registrant and Sassco to its creditors in exchange for relief from the aggregate amount of the claims estimated at $338,000,000; 2) assigning to certain creditors the ownership rights to notes aggregating $110,000,000 payable by Sassco; and 3) transferring the assets and liabilities of the Registrant's Sassco Fashions Division to Sassco and the assets and liabilities of its Dress and Sportswear Divisions to three wholly owned subsidiaries of the Registrant. The Plan had been previously approved by the creditors and confirmed by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on April 21, 1997. In addition, the Registrant retained approximately $25,367,000 in cash to pay administrative claims as defined in the Plan. As provided for in the Plan, the Registrant is expected to issue 3,400,000 of new shares to its creditors in July 1997. All distributions to creditors under the Plan are expected to occur as soon as practicable, except approximately 20% of all distributions will be held back pending the resolutions of certain litigation before the Bankruptcy Court. The stockholders of the Registrant did not retain or receive any value for their equity interest in the Registrant. Reference is made to the Exhibits and Item 1
- Recent Developments of the Registrant's Form 10-K for the fiscal year ended December 28, 1996 for a copy of the Plan and a summary of Plan provisions, respectively.



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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES



ITEM 5.   OTHER EVENTS:


           On June 2, 1997, in preparation for the consummation of the Plan, a wholly- owned subsidiary of the Registrant entered into a two-year financing agreement (the "CIT Credit Agreement") with The CIT Group/Commercial Services, Inc. ("CIT") to provide direct borrowings and the issuance of letters of credit on Registrant's behalf in an aggregate amount not exceeding $30,000,000, with a sublimit on letters of credit of $20,000,000. The CIT Credit Agreement became effective on June 4, 1997 with the consummation of the Plan. Direct borrowings bear interest at prime plus 1.0% (9.5% at June 4, 1997) and the CIT Credit Agreement requires a fee, payable monthly, on average outstanding letters of credit at a rate of 2% annually. The CIT Credit Agreement, as amended, contains certain reporting requirements, as well as financial and operating covenants related to capital expenditures and the attainment of a current assets to current liabilities ratio, an interest to earnings ratio and minimum earnings. As collateral for borrowings under the CIT Credit Agreement, the Registrant has granted to CIT a security interest in substantially all of its assets. In addition, the CIT Credit Agreement contains certain restrictive covenants, including limitations on the incurrence of additional liens and indebtedness and a prohibition on paying dividends. The Registrant is currently in compliance with all requirements contained in the CIT Credit Agreement.

           In addition, a wholly-owed subsidiary of the Registrant also entered into a Factoring Agreement with CIT on June 2, 1997. Under this agreement, CIT began purchasing the accounts receivable of the Registrant and will remit the proceeds to the Registrant as collected. In exchange for collecting the receivables, CIT earns a factoring charge of 0.4% of receivables purchased and assumes the credit risk for these receivables.

           In connection with the consummation of the Plan, the Registrant also entered into an agreement (the "Paydown Agreement") with its lenders under the $60,000,000 credit agreement with The First National Bank of Boston ("FNBB"), Heller Financial, Inc. and BankAmerica Business Credit, Inc. ("BABC"), as Facility Agents and FNBB as Administrative Agent (the "FNBB Credit Agreement") to paydown any remaining obligations under the FNBB Credit Agreement and terminate the FNBB Credit Agreement on June 4, 1997. The FNBB Credit Agreement had expired on May 31, 1997, but continued in effect until the consummation of the Plan under the consent of both the lenders and the Registrant.

           On June 2, 1997, a wholly-owned subsidiary of the Registrant and the Union of Needle Trade and Industrial and Textile ("U.N.I.T.E.") reached an agreement on a four-year collective bargaining agreement, which will run through May 31, 2001 covering non-supervisory production, maintenance, packing and shipping employees.

           On June 3, 1997, the Registrant changed its name to The Leslie Fay Company, Inc. With the consummation of the Plan on June 4, 1997, a new Board of Directors was appointed in accordance with the Plan. The new Board of Directors consists of John Pomerantz (Chairman), John Ward, David H. Morse, Clifford Cohn, Larry G. Schafran, William J. Nightingale, and Robert L. Sind.




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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(a)        Financial statements of businesses acquired:   Not applicable.

(b)        Pro Forma Financial Information:    To be filed by amendment.

(c)        Exhibits:


     Exhibit Number                     Description
     --------------                     -----------

           1          Restated  Certificate of  Incorporation  of The Leslie Fay
                      Company, Inc.

           2          Restated  By-Laws  of the  Registrant.

           3 Press Release dated June 4, 1997 describing the consummation of the Plan of Reorganization of The Leslie Fay Companies, Inc. and the spin-off of assets and liabilities of the Sassco Fashions Division.

           4 Revolving Credit Agreement dated June 2, 1997 between Leslie Fay Marketing, Inc., and The CIT Group/Commercial Services, Inc.

           5 Factoring Agreement dated June 2, 1997 between Leslie Fay Marketing, Inc., and The CIT Group/Commercial Services, Inc.

           6 Paydown Agreement dated June 4, 1997 between The Leslie Fay Company, Inc. and The First National Bank of Boston, Heller Financial, Inc. and BankAmerica Business Credit, Inc., as Facility Agents and FNBB as Administrative Agent.




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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Leslie Fay has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 19, 1997                             The Leslie Fay Company, Inc.
                                                 ----------------------------
                                                 (Company)




                                             By: /s/ Warren T. Wishart
                                                 -------------------------
                                                 Warren T. Wishart
                                                 Senior Vice President,
                                                 Chief Financial Officer and
                                                 Treasurer



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